UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2013

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 5, 2013, Western Gas Equity Partners, LP (“WGP”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the acquisition by Western Gas Partners, LP (“WES”) on March 1, 2013, of a 33.75% interest in both the Liberty and Rome gas gathering systems from Anadarko Marcellus Midstream, LLC (“AMM”), a wholly owned subsidiary of Anadarko Petroleum Corporation (“Anadarko”). The interest acquired is referred to as the “Non-Operated Marcellus Interest” and the acquisition as the “Non-Operated Marcellus Interest acquisition.” The consideration paid by WES for the Non-Operated Marcellus Interest consisted of $465.5 million in cash and 449,129 common units of WES. WES funded the cash consideration through $250.0 million in borrowings under its revolving credit facility and $215.5 million of cash on hand. The terms of the Non-Operated Marcellus Interest acquisition were approved by the board of directors of WES’s general partner (the “Board”) and by the Board’s special committee on February 27, 2013.
On April 19, 2013, WGP filed a Current Report on Form 8-K/A (the “Amendment”) amending and supplementing the Initial Report to include the audited financial statements of the Non-Operated Marcellus Interest, the unaudited pro forma financial statements of WGP required by Items 9.01(a) and 9.01(b) of Form 8-K and certain exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report were made by the Amendment.
Because WGP owns and controls WES’s general partner, and WGP’s general partner is owned and controlled by Anadarko, WES’s acquisition of the Non-Operated Marcellus Interest is considered a transfer of net assets between entities under common control. As such, WGP, by virtue of its consolidation of WES, is required to recast its financial statements to include the activities of the Non-Operated Marcellus Interest as of the date of common control. Exhibits 12.1, 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to WES’s acquisition of the Non-Operated Marcellus Interest as if the Non-Operated Marcellus Interest had been owned since May 2008, the date construction began on the Liberty and Rome gas gathering systems.
WGP’s Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), as filed with the U.S. Securities and Exchange Commission on March 28, 2013, is hereby recast by this Current Report on Form 8-K as follows:

•	the Computation of Ratio of Earnings to Fixed Charges of WGP included herein on Exhibit 12.1 supersedes Exhibit 12.1 filed under Part IV, Item 15 of the 2012 Form 10-K;

•	the Selected Financial and Operating Data of WGP included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2012 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of WGP included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2012 Form 10-K; and

•	the Financial Statements and Supplementary Data of WGP included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2012 Form 10-K.

There have been no revisions or updates to any other sections of the 2012 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2012 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to WGP’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Forms 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	12.1	Computation of Ratio of Earnings to Fixed Charges.

	23.1	Consent of KPMG LLP.

	99.1	Selected Financial and Operating Data.

	99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

	99.3	Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	December 30, 2013	By:	/s/ Donald R. Sinclair
Donald R. Sinclair President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of KPMG LLP.

99.1*	Selected Financial and Operating Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3*	Financial Statements and Supplementary Data.

*	Filed herewith